EXHIBIT 10(XX)
AMERICAN OIL & GAS, INC.
2006 STOCK INCENTIVE PLAN
FORM OF STOCK OPTION AGREEMENT
     American Oil & Gas, Inc. (the “Company”), pursuant to its 2006 Stock Incentive Plan (the “Plan”), hereby grants to Optionee listed below (“Optionee”), an option to purchase the number of shares of the Company’s Common Stock set forth below, subject to the terms and conditions of the Plan and this Stock Option Agreement. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.

I.	NOTICE OF GRANT

Optionee:

Date of Stock Option Agreement:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Term/Expiration Date:

Type of Option:	Incentive Stock Option or Non-Incentive Stock Option

Vesting Schedule:	Except as provided in Section 11, the Option Shares subject to this Option shall vest according to the following schedule:

Exercise Period:
This Option may be exercised, to the extent vested, for three months after Optionee ceases to be an Eligible Person, or such longer period as may be applicable upon the death or disability of Optionee as provided herein, but in no event later than the Term/Expiration Date as provided above.

II.	AGREEMENT
     1. Grant of Option. The Company hereby grants to Optionee an Option to purchase the number of shares of Common Stock (the “Option Shares”) set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions, and provisions of the Plan adopted by the Company, which is incorporated herein by reference.
          If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, however, that to the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including the Option, are exercisable for the first time by Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, if any) exceeds $100,000, such options in excess of $100,000 shall be treated as not qualifying under Code Section 422, but rather shall be treated as Non-Incentive Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.
     2. Exercise of Option. This Option is exercisable as follows:
          (a) Right to Exercise.
               (i) This Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant. For purposes of this Stock Option Agreement, Option Shares subject to this Option shall vest based on Optionee’s Continuous Status as an Eligible Person.
               (ii) This Option may not be exercised for a fraction of a Share.
               (iii) In the event of Optionee’s death, disability or other termination of Optionee’s status as an Eligible Person, the exercisability of the Option is governed by Sections 7, 8 and 9 below.
               (iv) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.
          (b) Method of Exercise. This Option shall be exercisable by written Notice (in the form attached as Exhibit A). The Notice must state the number of Option Shares for which the Option is being exercised, and such other representations and agreements with respect to such Option Shares as may be required by the Company pursuant to the provisions of the Plan. The Notice must be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Notice must be accompanied by payment of the Exercise Price plus payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written Notice accompanied by the Exercise Price and payment of any applicable withholding tax.

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          No Option Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Option Shares may then be listed. Assuming such compliance, for income tax purposes the Option Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Option Shares.
     3. Optionee’s Representations. If the Option Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her investment representation statement in the form customarily used by the Company.
     4. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Option Shares or other securities of the Company during the 180-day period (or such period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Option Shares.
     5. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof:
          (a) cash;
          (b) check; or
          (c) with the consent of the Option Committee, any method of payment, or combination thereof that is permitted in the Plan.
     6. Restrictions on Exercise. If the issuance of Option Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.
     7. Termination of Relationship. If Optionee ceases to be an Eligible Person (other than by reason of Optionee’s death or the total and permanent disability of Optionee as defined in Code Section 22(e)(3)), Optionee may exercise this Option, to the extent the Option was vested at the date on which Optionee ceases to be an Eligible Person, but only within three months from such date (and in no event later than the expiration date of the term of this Option set forth in the Notice of Grant). To the extent that the Option is not vested at the date on which Optionee ceases to be an Eligible Person, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

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     8. Disability of Optionee. If Optionee ceases to be an Eligible Person as a result of his or her total and permanent disability as defined in Code Section 422, Optionee may exercise the Option to the extent the Option was vested at the date on which Optionee ceases to be an Eligible Person, but only within twelve months from such date (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant). To the extent that the Option is not vested at the date on which Optionee ceases to be an Eligible Person, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.
     9. Death of Optionee. If Optionee ceases to be an Eligible Person as a result of the death of Optionee, the vested portion of the Option may be exercised at any time within twelve months following the date of death (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that the Option is not vested at the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.
     10. Non-Transferability of Option. This Option may not be transferred in any manner except by will or by the laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and assigns of Optionee.
     11. Effect of Change in Control. In the event of a Change in Control of the Company as defined in the Plan, all of the Option Shares subject to this Option shall be fully vested.
     12. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant.
(Signature Page Follows)

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     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

AMERICAN OIL & GAS, INC.

By:

Name:

Title:

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTION SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2006 STOCK INCENTIVE PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE, UNLESS THE COMPANY AND THE OPTIONEE HAVE AGREED OTHERWISE IN WRITING.
          Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Compensation Committee upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:

Name:

Address:

Address:

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EXHIBIT A
AMERICAN OIL & GAS, INC.
2006 STOCK INCENTIVE PLAN
EXERCISE NOTICE
American Oil & Gas, Inc.
Attention: Stock Administration
     1. Exercise of Option. Effective as of today,                               ,                , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                      shares of the Common Stock (the “Option Shares”) of American Oil & Gas, Inc. (the “Company”) under and pursuant to the Company’s 2006 Stock Incentive Plan (the “Plan”) and the Stock Option Agreement dated                                (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:

Number of Option Shares as to which Option is Exercised:

Exercise Price per Share:		$

Total Exercise Price:		$

Certificate to be Issued in Name of:

Cash Payment Delivered Herewith:	☐	$
Type of Option:                     ☐     Incentive Stock Option          ☐     Non-Qualified Stock Option
     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read, and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.
     3. Rights as Shareholder. Until the stock certificate evidencing such Option Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Option Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued. Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Option Shares. Upon such exercise, Optionee shall have no further rights as a holder of the Option Shares.

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     4. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase of the Option Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase of the Option Shares and that Optionee is not relying on the Company for any tax advice.
     5. Investment Representation Statement and Stop-Transfer Orders.
          (a) Investment Representation Statement. If the Option Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her investment representation statement in the form customarily used by the Company.
          (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Option Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Option Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Option Shares shall have been so transferred.
     6. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, representatives, administrators, successors, and assigns.
     7. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company’s Board of Directors or committee thereof that is responsible for the administration of the Plan (the “Compensation Committee”), which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Compensation Committee shall be final and binding on the Company and on Optionee.
     8. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
     9. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address

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as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.
     10. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.
     11. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Option Shares as set forth above in Section 1, as well as any applicable withholding tax.
     12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

AMERICAN OIL & GAS, INC.	OPTIONEE

By:

Name:

Its:

Name:

Address:

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Grant No.:
AMERICAN OIL & GAS INC.
2006 STOCK INCENTIVE PLAN
FORM OF RESTRICTED STOCK AGREEMENT
     American Oil & Gas Inc., a Nevada corporation (the “Company”), hereby grants shares of its common stock (the “Stock”) to the Grantee named below, subject to the vesting conditions set forth in the attachment. Additional terms and conditions of the grant are set forth in this cover sheet, in the attachment and in the Company’s 2006 Stock Incentive Plan (the “Plan”).

Grant Date:

Name of Grantee:
Grantee’s Social Security Number:           -          -

Number of Shares of Stock Covered by Grant:

Number of Shares to be Deposited into Escrow:

Grant Price per Share of Stock:	$

     By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also attached. You acknowledge that you have carefully reviewed the Plan, and agree that the Plan will control in the event any provision of this Agreement should appear to be inconsistent.

Grantee:
(Signature)

Address:

Company:
(Signature)

Title:
Attachment
     This is not a stock certificate or a negotiable instrument.

AMERICAN OIL & GAS INC.
2006 STOCK INCENTIVE PLAN
RESTRICTED STOCK AGREEMENT

Restricted Stock/ Nontransferability
This grant is an award of Stock in the number of shares set forth on the cover sheet, at the grant price set forth on the cover sheet, and subject to the vesting conditions described below (“Restricted Stock”). To the extent not yet vested, your Restricted Stock may not be sold, transferred, assigned, pledged, hypothecated, or otherwise disposed of, whether by operation of law or otherwise, and will be subject to a risk of forfeiture.

Issuance and Vesting	The Company will issue your Restricted Stock in your name as of the Grant Date.

As described below, your right to the Stock under this Restricted Stock grant vests on the vesting date that you remain in Service as follows:

Percentage of Shares of
Vesting Date	Restricted Stock Vested

The resulting aggregate number of vested shares will be rounded to the nearest whole number, and you cannot vest in more than the number of shares covered by this grant.

For purposes of this agreement, “Service” means service as an employee, officer, director or other service provider of the Company or an affiliate of the Company. If your Service relationship with the Company terminates for any reason prior to the Fifth Anniversary of the Grant Date, then the Restricted Stock and any and all accrued but unpaid dividends that are, at that time subject to the restrictions set forth herein, shall be forfeited to the Company, and you shall have no further rights or interests in such shares of Restricted Stock or certificates. No additional shares of Stock will vest after your Service has terminated for any reason.

Effect of Change in Control	In the event of a Change in Control of the Company as defined in the Plan, all of the Stock under this Restricted Stock grant shall be fully vested.

Escrow
The certificates for the unvested Restricted Stock (each of which shall correspond to the applicable vesting percentages described above) shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A. The deposited certificates shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below.

All regular cash dividends on the Stock (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company’s outstanding common stock as a class effected without receipt of consideration or in the event of a stock split, a stock dividend or a similar change in the Company’s stock, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Stock shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent the Stock is at the time subject to the escrow requirements hereof.

The shares of Stock held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for cancellation:

•
As your interest in the shares of Restricted Stock vests as described above, the certificates for such vested shares shall be released from escrow and delivered to you, at your request, within thirty (30) days following the date on which such shares become vested.

•	Upon termination of your Service, any escrowed shares in which you are at the time vested shall be promptly released from escrow.

•	Upon termination of your Service, escrowed shares which are not vested shall be surrendered to the Company for cancellation, and you shall have no further rights with respect to such shares of Stock.

Withholding Taxes
You agree, as a condition of this grant, that you will make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the vesting of Stock acquired under this grant. If the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the vesting of shares arising from this grant, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company or any Affiliate.

Section 83(b) Election
Under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the fair market value of the Stock on the date any forfeiture restrictions applicable to the shares lapse will be reportable as ordinary income at that time. You may elect to be taxed currently rather than when such shares cease to be subject to such forfeiture restrictions by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty days after the Grant Date. The form for making this election is attached as Exhibit B hereto. Failure to make this filing within the thirty day period will result in the recognition of ordinary income by you (in the event the fair market value of the shares increases after the date of the grant) as the forfeiture restrictions lapse.

YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER TO FILE ANY 83(b) ELECTION.

Market Stand-off Agreement
In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of vested Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters (not to exceed 180 days in length).

Investment	You hereby agree and represent, as a condition of this grant of Restricted Stock, that:
Representations

(i) you are acquiring the shares of Restricted Stock for investment for your own account and not with a view to, or intention of, or otherwise for resale in connection with, any distribution to any person or entity,

(ii) neither the offer nor the grant of the shares of Restricted Stock hereunder, or the shares of Restricted Stock themselves, have been registered under the Securities Act or registered or qualified under any applicable state securities laws and that the shares of Restricted Stock are being granted to you by reason of and in reliance upon a specific exemption from the registration provisions of the Securities Act and exemptions from registration or qualification provisions of such applicable state or other jurisdiction’s securities laws which depend upon, among other things, the bona fide nature of the investment intent as expressed herein and the truth and accuracy of your representations, warranties, agreements, acknowledgments and understandings as set forth herein,

(iii) you must, and are able to, bear the economic risk of the value of the shares of Restricted Stock for an indefinite period of time,

(iv) you are sophisticated in financial matters and have such knowledge and experience in financial and business matters as to be capable of evaluating the risks and benefits of your investment in the shares of Restricted Stock,

(v) you are as of the date hereof an “accredited investor” as such term is defined under Rule 501 of the Securities Act, and

(vii) the Company has made available to you all documents that you have requested relating to the Company, the shares of Restricted Stock and your acquisition of the shares of Restricted Stock, and you have had an opportunity to ask questions and receive answers concerning the Company and the terms and conditions of the offering and acquisition of the shares of Restricted Stock pursuant to this Restricted Stock Agreement and have had full access to such other information concerning the Company and the shares of Restricted Stock as you deemed necessary or desirable.

Retention Rights
This Agreement does not give you the right to be retained or employed by the Company (or any parent, subsidiary or affiliate) in any capacity. The description of vesting schedules in this Agreement in units of years or months shall not be construed as guaranteeing you any term of employment or service to the end of any such period of time or for any period of time. The Company (and any parent, subsidiary or affiliate) reserve the right to terminate your Service at any time and for any reason.

Shareholder Rights
You have the right to vote the Restricted Stock and to receive any dividends declared or paid on such stock. Any distributions you receive as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of the Restricted Stock and subject to the same conditions and restrictions applicable thereto. The Company may in its sole discretion require any dividends paid on the Restricted Stock to be reinvested in shares of Stock, which the Company may in its sole discretion deem to be a part of the shares of Restricted Stock and subject to the same conditions and restrictions applicable thereto. Except as described in the Plan, no adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued.

Adjustments
In the event of a stock split, a stock dividend or a similar change in the Company’s stock, the number of shares covered by this grant may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your Restricted Stock shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends	All certificates representing the Stock issued in connection with this grant shall, where applicable, have endorsed thereon substantially the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FORFEITURE ON BEHALF OF THE COMPANY ON SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

Applicable Law
This Agreement will be interpreted and enforced under the laws of the State of Colorado, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction, except that the Nevada Revised Statutes shall govern as to corporate law.

The Plan
The text of the Plan is incorporated in this Agreement by reference. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this grant of Restricted Stock. Any prior agreements, commitments or negotiations concerning this grant are superseded.

Amendment	This Agreement may be amended or modified only by a written instrument executed by both the Company and the Grantee.

Notice
All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, if to the Grantee, to the address set forth below on the records of the Company, and if to the Company, to the Company’s principal executive offices, attention of the Corporate Secretary or Chief Financial Officer.

Binding Effect
This Agreement shall be binding upon and inure to the benefit of the Company and the Grantee and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in this Agreement.

Pronouns
Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

Waiver	Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

Severability
The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

     By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

ASSIGNMENT SEPARATE FROM CERTIFICATE
     FOR VALUE RECEIVED,                           (the “Grantee”) hereby sells, assigns and transfers unto American Oil & Gas inc., a Nevada corporation (the “Company”),                           (          ) shares of common stock of the Company represented by Certificate No.       herewith and does hereby irrevocable constitute and appoint the Company as Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.
     Dated:                         , 200

Print Name

Signature

Spouse Consent (if applicable)
                               (Grantee’s spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the shares of common stock of the Company.

Signature

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO RETURN THE SHARES TO THE COMPANY IN THE EVENT THE GRANTEE FORFEITS ANY SHARES AS SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF GRANTEE.

EXHIBIT B
[Insert Name]
[Taxpayer Address]
June           , 2007
VIA CERTIFIED MAIL
Internal Revenue Service Center
[Note — Insert IRS Center where you file your tax returns.]

Re:	Section 83(b) Election Taxpayer Name: Taxpayer I.D. NO.
Dear Sir or Madam:
     Enclosed is an election to include the value of restricted property in gross income in the year of transfer pursuant to Section 83(b) of the Internal Revenue Code.
     Please acknowledge receipt of the election by stamping the enclosed copy of this letter and returning it in the envelope provided.
Sincerely yours,
[Insert Name]
Enclosure

cc:	Andrew Calerich, American Oil & Gas Inc.

ELECTION UNDER SECTION 83(b) OF
THE INTERNAL REVENUE CODE
The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.	The name, address and social security number of the undersigned:

Name:

Address:

Social Security No.:

2.	Description of property with respect to which the election is being made: shares of common stock of American Oil & Gas Inc., a Nevada corporation, (the “Company”).

3.	The date on which the property was transferred is .

4.	The taxable year to which this election relates is calendar year .

5.	Nature of restrictions to which the property is subject:

The shares of stock are subject to the provisions of a Restricted Stock Agreement between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

6.	The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $ per share, for a total of $ .

7.	The amount paid by taxpayer for the property was $0.00.

8.	A copy of this statement has been furnished to the Company.
Dated:

Taxpayer’s Signature

Taxpayer’s Printed Name

PROCEDURES FOR MAKING ELECTION
UNDER INTERNAL REVENUE CODE SECTION 83(b)
     The following procedures must be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:
          1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Grant Date of your Restricted Stock.
          2. At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary or CFO of the Company.
          3. You must file another copy of the election form with your federal income tax return (generally, Form 1040) for the taxable year in which the stock is transferred to you.